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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-1 of our report dated April 10, 2000, relating to the financial statements of RITA Medical Systems, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                        PRICEWATERHOUSECOOPERS LLP
                                        /s/ PricewaterhouseCoopers LLP

San Jose, California
May 2, 2000